EXHIBIT 99.1

                                 LEHMAN BROTHERS

                               DERIVED INFORMATION

                               $110,000,000 NOTES

                    THE MONEY STORE RESIDENTIAL TRUST 1997-II


                              The Money Store, Inc.
                                   as Servicer



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

1                                                    LEHMAN BROTHERS

SECURITIES OFFERED:

TO MATURITY:
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Approx.     Estimated        Prin.        Expected    Stated       Expected
                 Approx.      % of                     Expected      WAL/MDUR        Pmt.         Final      Final        Ratings
     Notes        Size       Total       Benchmark       Price        (yrs)        Window                                S&P/Fitch
                   ($)                                                             (months)      Maturity    Maturity
-----------------------------------------------------------------------------------------------------------------------------------
Class A-1 (1)   $41,266,000   37.51%      1 Yr Tsy       99.995%     1.15 / 1.06    30 mths.      6/15/00    12/15/08      AAA/AAA
Class A-2 (1)   $14,573,000   13.25%      3 Yr Tsy       99.999%     3.00 /2.63     15 mths.      8/15/01     8/15/11      AAA/AAA
Class A-3 (1)   $10,034,000    9.12%      Curve          99.985%     4.30 /3.59     25 mths       8/15/03     5/15/13      AAA/AAA
Class A-4 (1)   $13,602,000   12.37%      10 Yr Tsy      99.961%     9.78 /6.61    179 mths.      6/15/18     1/15/29      AAA/AAA
Class M-1 (1)   $11,275,000   10.25%      Curve          99.947%     8.47 /5.74    186 mths.      6/15/17     1/15/29       AA/AA
Class M-2 (1)   $11,275,000   10.25%      Curve          99.973%     8.44 /5.69    177 mths.      9/15/16     1/15/29        A/A
Class B (1)      $7,975,000    7.25%      Curve          99.938%     8.34 /5.48    157 mths.      1/15/15     1/15/29      BBB/BBB
-----------------------------------------------------------------------------------------------------------------------------------

TO 10% CALL:
-----------------------------------------------------------------------------------------------------------------------------------
                                                       Approx.     Estimated       Prin.      Expected    Stated         Expected
                  Approx.     % of                     Expected      WAL/MDUR       Pmt.       Final      Final          Ratings
 Notes            Size                    Benchmark     Price        (yrs)         Window                                S&P/Fitch
                  ($)         Total                                               (months)    Maturity    Maturity
----------------------------------------------------------------------------------------------------------------------------------
Class A-4 (1)   $13,602,000   12.37%     10 Yr Tsy      99.961%     8.93 / 6.30   72 mths.     7/15/09     1/15/29      AAA/AAA
Class M-1 (1)   $11,275,000   10.25%     Curve          99.947%     7.85 / 5.54   91 mths.     7/15/09     1/15/29       AA/AA
Class M-2 (1)   $11,275,000   10.25%     Curve          99.973%     7.85 / 5.49   91 mths.     7/15/09     1/15/29        A/A
Class B (1)      $7,975,000    7.25%     Curve          99.938%     7.85 / 5.33   91 mths.     7/15/09     1/15/29      BBB/BBB
-----------------------------------------------------------------------------------------------------------------------------------


(1) PREPAYMENTS ARE 1.4% CPR IN MONTH ONE INCREASING BY 1.4% CPR EACH MONTH TO
    14% CPR BY MONTH 10, REMAINING AT 14% CPR SUBSEQUENT TO MONTH 10 ("14%
    HEP").

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

2                                                    LEHMAN BROTHERS

SENSITIVITY ANALYSIS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

TO MATURITY

---------------------------------------------------------------------------------------------------------------------------
% HEP                            0.0%          7.0%        11.0%        14.0%           17.0%          21.0%          28.0%
CLASS A-1
Avg. Life (yrs)                  4.18          1.79         1.35         1.15            1.01           0.87           0.72
Mod Duration (yrs)               3.37          1.60         1.23         1.06            0.94           0.82           0.68
Window (begin-end)(mths)        1 - 101       1 - 48       1 - 36       1 - 30          1 - 26         1 - 22         1 - 17
Expected Final Maturity         5/15/06      12/15/01     12/15/00     6/15/00         2/15/00        10/15/99       5/15/99
Yield @ 99.995%                  6.71          6.62         6.58         6.54            6.51           6.47           6.41

CLASS A-2
Avg. Life (yrs)                  10.07         4.85         3.60         3.00            2.57           2.15           1.67
Mod Duration (yrs)               7.07          4.00         3.09         2.63            2.28           1.94           1.53
Window (begin-end)(mths)      101 - 139      48 - 69      36 - 52      30 - 44         26 - 37        22 - 31        17 - 24
Expected Final Maturity         7/15/09       9/15/03     4/15/02      8/15/01         1/15/01        7/15/00        12/15/99
Yield @ 99.999%                  6.78          6.75         6.73         6.72            6.70           6.68           6.65

CLASS A-3
Avg. Life (yrs)                  12.68         6.72         5.13         4.30            3.68           3.06           2.24
Mod Duration (yrs)                8.16         5.18         4.17         3.59            3.14           2.66           2.00
Window (begin-end) (mths)     139 - 172       69 - 103    52 - 80      44 - 68         37 - 58        31 - 49         24 - 30
Expected Final Maturity         4/15/12       7/15/06     8/15/04      8/15/03         10/15/02       1/15/02        6/15/00
Yield @ 99.985%                  6.99          6.97         6.96         6.95            6.94           6.93           6.89

CLASS A-4
Avg. Life (yrs)                  18.93         13.73       11.26         9.78            8.58           7.29           4.78
Mod Duration (yrs)                9.96          8.29        7.28         6.61            6.02           5.33           3.73
Window (begin-end)  (mths)    172 - 303      103 -  293   80 - 272     68 - 246        58 - 228       49 - 204        30 - 165
Expected Final Maturity         3/15/23       5/15/22     8/15/20      6/15/18         12/15/16       12/15/14       9/15/11
Yield @ 99.972%                  7.21          7.21         7.20         7.20            7.20           7.19           7.17

CLASS M-1
Avg. Life (yrs)                  17.48         12.07        9.79         8.47            7.40           6.27           5.60
Mod Duration (yrs)               9.13           7.31        6.36         5.74            5.21           4.60           4.30
Window (begin-end)  (mths)    150 - 302       78 - 286    59 - 258     49 - 234        42 - 217       37 - 190        47 - 155
Expected Final Maturity         2/15/23      10/15/21     6/15/19      6/15/17          1/15/16       10/15/13       11/15/10
Yield @ 99.956%                  7.83          7.82         7.82         7.81            7.81           7.80           7.80

CLASS M-2
Avg. Life (yrs) (yrs)           17.48         12.04         9.76         8.44            7.36           6.24           5.10
Mod Duration                     9.00          7.23         6.29         5.69            5.16           4.56           3.94
Window (begin-end)  (mths)    150 - 301       78 - 278    59 - 242     49 - 225         42 - 205      37 - 178       40 - 145
Expected Final Maturity         1/15/23        2/15/21     2/15/18      9/15/16         1/15/15       10/15/12        1/15/10
Yield @ 99.983%                  8.03          8.02         8.02         8.01            8.01           8.00           7.99
-----------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).



 SENSITIVITY ANALYSIS (CONTINUED)

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

TO MATURITY


-----------------------------------------------------------------------------------------------------------------------------------
% HEP                                       0.0%           7.0%         11.0%          14.0%         17.0%        21.0%      28.0%

CLASS B
Avg. Life (yrs)                             17.45         11.94          9.68          8.34           7.28        6.16       4.91
Mod Duration (yrs)                          8.54           6.92          6.06          5.48           4.98        4.42       3.74
Window (begin-end) (mths)                 150 - 297     78 - 257       59 - 226      49 - 205       42 - 182     37 - 161   38 - 128
Expected Final Maturity                    9/15/22       5/15/19       10/15/16       1/15/15       2/15/13      5/15/11    8/15/08
Yield @ 99.946%                             8.77           8.77          8.76          8.76           8.75        8.75       8.73
-----------------------------------------------------------------------------------------------------------------------------------


TO 10% CLEANUP ALL


------------------------------------------------------------------------------------------------------------------------------------
% HEP                              0.0%         7.0%     11.0%         14.0%         17.0%         21.0%         28.0%

CLASS A-4
Avg. Life (yrs)                   18.24        12.80     10.40         8.93          7.74           6.49          4.15
Mod Duration (yrs)                 9.83         8.04      7.01         6.30          5.68           4.97          3.39
Window (begin-end) (mths)       172 - 250    103 - 187  80 - 159     68 - 139      58 - 121       49 - 101      30 - 79
Expected Final Maturity          10/15/18     7/15/13   3/15/11       7/15/09       1/15/08       5/15/06       7/15/04
Yield @ 99.972%                    7.21         7.21      7.20         7.20          7.20           7.19          7.17

CLASS M-1
Avg. Life (yrs)                   16.97        11.39      9.17         7.85          6.79           5.70          5.15
Mod Duration (yrs)                 9.04         7.15      6.18         5.54          4.98           4.36          4.07
Window (begin-end) (mths)       150 - 250     78 - 187  59 - 159     49 - 139      42 - 121       37 - 101      47 - 79
Expected Final Maturity          10/15/18     7/15/13   3/15/11       7/15/09       1/15/08       5/15/06       7/15/04
Yield @ 99.956%                    7.83         7.82      7.81         7.81          7.80           7.80          7.79

CLASS M-2
Avg. Life (yrs)                   16.97        11.39      9.17         7.85          6.79           5.69          4.67
Mod Duration (yrs)                 8.91         7.07      6.12         5.49          4.94           4.32          3.72
Window (begin-end) (mths)       150 - 250     78 - 187  59 - 159     49 - 139      42 - 121        37 - 101      40 - 79
Expected Final Maturity          10/15/18     7/15/13   3/15/11       7/15/09       1/15/08       5/15/06       7/15/04
Yield @ 99.983%                    8.03         8.02      8.01         8.01          8.00           8.00          7.99

CLASS B
Avg. Life (yrs)                   16.97        11.39      9.17         7.85          6.79           5.69          4.55
Mod Duration (yrs)                 8.47         6.80      5.92         5.33          4.81           4.22          3.56
Window (begin-end) (mths)       150 - 250     78 - 187   59 - 159    49 - 139      42 - 121        37 - 101      38 - 79
Expected Final Maturity          10/15/18     7/15/13   3/15/11       7/15/09       1/15/08       5/15/06       7/15/04
Yield @ 99.946%                    8.77         8.77      8.76         8.76          8.75           8.74          8.73
-----------------------------------------------------------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers
Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

COLLATERAL SUMMARY

Collateral statistics for the Initial Loans are listed below as of the CUT-OFF
DATE.

------------------------------------------------------------------------------------------------------------------------------
                                                                        PRODUCT TYPE
                  ------------------------------------------------------------------------------------------------------------
                                                                                       Secured HLTV              Unsecured
                                       TOTAL               HLTV HELs                   HI/FHA Loans              HI/FHA Loans

Total No. of Loans                    3,341                  1,110                         755                      1,476

Total Current Balance        $57,691,477.67         $33,531,285.73              $16,591,426.38              $7,568,765.56

Avg. Current Balance             $17,267.73             $30,208.37                  $21,975.40                  $5,127.89

Balloon / Level Pay           1.08% / 98.92%        1.74% / 98.26%               0.21% / 99.79%              0.06% / 99.94%

WA Coupon                             13.85%                13.91%                       13.38%                      14.63%

WA Original Term                        212                   218                          243                         116

Original Term Ranges
  1 - 60                               3.85%                 0.52%                        0.82%                      25.23%
  61 - 120                            12.11%                 5.90%                        6.12%                      52.72%
  121 - 180                           33.36%                45.16%                       18.01%                      14.74%
  181 - 240                           29.29%                31.41%                       36.81%                       3.44%
  241 - 300                           18.65%                12.28%                       38.25%                       3.86%
  301 - 360                            2.75%                 4.73%                         --                           --

WA Remaining Term                       210                   217                          241                         113

WA CLTV                              114.03%               115.97%                      110.10%                         --

Junior Mortgage Ratio                 25.96%                28.27%                       21.58%                         --

Lien Position
  1                                    3.68%                 6.25%                        0.17%                         --
  2                                   78.08%                93.75%                       82.04%                         --
  3                                    5.07%                  --                         17.62%                         --
  4                                    0.05%                  --                          0.17%                         --

Property Type
  Single Family Detached              93.72%                94.31%                       91.79%                         --
PUD/Condo/Townhouse                    2.55%                 3.43%                        1.94%                         --
  2 - 4 Family                         1.85%                 1.09%                        4.23%                         --
  Other                                1.88%                 1.17%                        2.05%                         --

Occupancy Status
  Primary Home                        99.09%                99.51%                       98.06%                         --
  Second Home                          0.22%                 0.07%                        0.41%                         --
  Investment                           0.68%                 0.42%                        1.53%                         --
----------------------------------------------------------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).


----------------------------------------------------------------------------------------------------------------------------------
                                                                           PRODUCT TYPE
                              ----------------------------------------------------------------------------------------------------
                                                                                            Secured HLTV               Unsecured
                                          TOTAL                    HLTV HELs                HI/FHA Loans              HI/FHA Loans
Geographic Distribution *
                                         CA - 16.55%               IN - 7.66%                CA  - 35.31%             CA -  19.69%
                                         IL -  6.98%               IL - 7.21%                NV  -  7.59%             IL -   7.34%
                                         PA -  5.74%               PA - 6.78%                IL  -  6.35%             PA  -  6.88%
                                         IN -  5.22%               CA - 6.57%                NY  -  6.01%              TX  - 5.88%
                                                                   OH - 5.11%

Product Type
  HLTV HELs                                   58.12%                  100.00%                      - -                        - -
  Secured HLTV HI                             21.50%                    - -                       74.77%                      - -
  Unsecured HI                                13.10%                    - -                        - -                      99.82%
  Secured HLTV FHA                             7.26%                    - -                       25.23%                      - -
  Unsecured FHA                                0.02%                    - -                        - -                       0.18%

Delinquency
  Current                                     99.61%                   99.87%                     99.65%                    98.38%
  30 - 59 days                                 0.39%                    0.13%                      0.35%                     1.62%

WA FICO                                         655                      670                        622                       664

----------------------------------------------------------------------------------------------------------------------------------

* Other states account individually for less than 5% of the principal balance.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared and delivered by Lehman Brothers Inc. and the contents and accuracy thereof have not been reviewed by the issuer. This information was prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives, weighted average loan age, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).